                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: August 18, 1998





                            COLLAGEN AESTHETICS, INC.
             (Exact name of Registrant as specified in its charter)



                                     0-10640
                            (Commission File Number)

       DELAWARE                                            94-2300486
(State or other jurisdiction of                          (I.R.S.Employer
incorporation or organization)                          Identification No.)




                              1850 EMBARCADERO ROAD
                               PALO ALTO, CA 94303
               (Address of principal executive offices) (Zip code)


                                 (650) 856-0200
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)(4) Item 7 on page 2 of the current report on Form 8-K dated August 18, 1998, is amended in its entirety to read as follows:

                                  COLLAGEN AESTHETICS, INC.
                              DESCRIPTION OF UNAUDITED PRO FORMA
                              CONSOLIDATED FINANCIAL INFORMATION


    The unaudited pro forma balance sheet as of June 30, 1998, and the unaudited pro forma statement of operations for the year ended June 30, 1998, and the related explanatory notes are presented to show the effects of the August 18, 1998 Spinoff of Cohesion Technologies, Inc. to Collagen Aesthetics, Inc. Shareholders (the "Spinoff") and activities under the Collagraft
Supply Agreement and the Research and Development Agreement on the financial position and results of operations of Collagen Aesthetics, Inc. ("Collagen"), assuming that the Spinoff occurred on June 30, 1998, for purposes of the balance sheet and that the provisions of these agreements had been in place as of July 1, 1997, for the purposes of the statement of operations. The pro forma financial information is not necessarily indicative of the actual results that would have occurred had the contribution by Collagen and the Spinoff occurred on these dates or of the future results of operations and financial position of Collagen.

    The pro forma financial information gives effect to the adjustments set forth in the notes thereto. Management believes that the assumptions used in preparing the pro forma financial information provide a reasonable basis for presenting all of the significant effects of the Spinoff and related agreements, that the pro forma adjustments give appropriate effect to those assumptions and that the pro forma adjustments are properly applied in the pro forma financial information.

    This pro forma financial information should be read in conjunction with the consolidated financial statements and the related notes in Collagen's Annual Report on Form 10-K for the year ended June 30, 1998.

                            COLLAGEN AESTHETICS, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998

                                                              Historical     Spinoff        Historical    Pro forma
                                                           (Before Spinoff) Adjustments  (After Spinoff)  Adjustments  Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
(In thousands, except share and per share amounts)
ASSETS
   Current Assets:
    Cash and cash equivalents                               $   7,916       $    (591)      $   7,325   $        --     $   7,325
    Short-term investments                                      8,011          (1,016)          6,995            --       6,995
    Accounts receivable, less allowance for doubtful
       accounts ($505 historical and $492 after spinoff
       and proforma adjustments)                               13,764            (473)         13,291            --      13,291
    Inventories                                                12,101             (81)         12,020            --      12,020
    Inventories of discontinued operations, net                   417              --             417            --         417
    Receivable due from Cohesion                                   --             880 *           880            --         880
    Other current assets                                       11,016          (1,254)          9,762            --       9,762
                                                            ---------       ---------       ---------     ---------   ---------
        Total current assets                                   53,225          (2,535)         50,690                    50,690

   Property and equipment, net                                 14,448          (2,072)         12,376            --      12,376
   Intangible assets, net                                       6,861          (1,184)          5,677            --       5,677
   Investment in Boston Scientific Corporation                 73,979         (73,979)             --            --          --
   Investment in Innovasive Devices, Inc.                       7,027          (7,027)             --            --          --
   Investment in Pharming, B.V.                                 7,010          (7,010)             --            --          --
   Loans to officers and employees                                259            (208)             51            --          51
   Other investments and assets, net                            3,530            (758)          4,085            --       4,085
                                                                                1,313 **
                                                            ---------       ---------       ---------     ---------   ---------
                                                            $ 166,339       $ (93,460)      $  72,879    $            $  72,879
                                                            =========       =========       =========     =========   =========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities:
    Accounts payable                                        $   3,561       $    (792)      $   2,769    $       --   $   2,769
    Accrued compensation                                        4,749            (953)          3,796            --       3,796
    Accrued liabilities                                        14,020          (2,390)         11,630            --      11,630
    Income taxes payable                                       10,606            (300)         10,306            --      10,306
    Payable to Collagen Aesthetics, Inc.                           --            (880)*            --            --          --
                                                                                  880 *            --            --          --
    Liabilities of discontinued operations, net                   781              --             781            --         781
                                                            ---------       ---------       ---------     ---------   ---------
        Total current liabilities                              33,717          (4,435)         29,282                    29,282

   Long-term liabilities:
    Deferred income taxes                                      30,589         (31,902)
                                                                                1,313**            --            --          --
    Other long-term liabilities                                 1,393             (21)          1,372                     1,372
                                                            ---------       ---------       ---------     ---------   ---------
        Total long-term liabilities                            31,982         (30,610)          1,372            --       1,372

   Stockholders' Equity
    Preferred stock, $.01 par value, authorized: 5,000,000         --              --              --            --          --
        shares;  none issued or outstanding
    Common shares, $.01 par value, authorized:
        28,950,000 shares, issued: 10,937,830 shares,
        outstanding:  8,864,930 shares                            109              --             109            --         109
    Additional paid-in capital                                 69,619         (14,582)(1)      55,037            --      55,037
    Retained earnings                                          32,128              --          32,128            --      32,128
    Accumulated translation adjustment                         (2,030)             --          (2,030)           --      (2,030)
    Unrealized gain on available-for-sale investments          43,833         (43,833)             --            --         --
    Treasury Stock, at cost, 2,072,900 shares                 (43,019)             --         (43,019)           --     (43,019)
                                                            ---------       ---------       ---------     ---------   ---------
              Total stockholders' equity                      100,640         (58,415)         42,225            --      42,225
                                                            ---------       ---------       ---------     ---------   ---------
                                                            $ 166,339       $ (93,460)      $  72,879     $      --   $  72,879
                                                            =========       =========       =========     =========   =========


    *Establishment/elimination of intercompany payable/receivable
    **Reclassification of deferred taxes
    The Accompanying Notes to Unaudited Pro Forma Consolidated Financial Information are an integral part of these statements.



                                      COLLAGEN AESTHETICS, INC.
                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


                                                                   Year Ended June 30, 1998
                                               -------------------------------------------------------------------


                                                Historical     Spinoff    Historical       Pro Forma
                                             (Before Spinoff) Adjustments (After Spinoff) Adjustments   Pro Forma
-----------------------------------------------------------------------------------------------------------------
(In thousands, except per share amounts)
Revenues:
   Product sales                               $    82,772 $  (2,043)     $  80,729       $  740(2)     $  81,469

Costs and expenses:
   Cost of sales                                    23,958    (1,162)        22,796          692(2)        23,488
   Selling, general and administrative              42,535    (5,526)        37,009          ---           37,009
   Research and development                         22,715   (16,251)         6,464        1,015(3)         7,479
   Restructuring expense                             1,541       ---          1,541          ---            1,541
   Purchased in-process research and development    10,587   (10,587)           ---          ---              ---
                                                 ---------  --------      ---------    ---------          -------
                                                   101,336   (33,526)        67,810        1,707           69,517
                                                 ---------  --------      ---------    ---------          -------

Income from operations                             (18,564)   31,483         12,919         (967)          11,952

Other income (expense):
   Net gain on investments, principally
    Boston Scientific Corporation                   19,096   (19,096)           ---                           ---
   Equity in losses of other affiliates               (151)        9           (142)                         (142)
   Interest income                                     988      (332)           656                           656
   Interest expense                                    (56)      ---            (56)                          (56)
                                                 ---------  --------      ---------    ---------          -------

Income before income taxes, minority
   interest and discontinued operations              1,313    12,064         13,377         (967)          12,410

Provision for income taxes                           3,207     2,497          5,704          367(4)         5,337
Minority interest                                      (16)      ---            (16)         ---              (16)
                                                 ---------  --------      ---------    ---------          -------

Income (loss) from continuing operations           $(1,878)  $ 9,567        $ 7,689        $(600)         $ 7,089
                                                 =========  ========      =========    =========          =======
Income (loss) from continuing operations
 per share Basic:
   Continuing operations                         $   (0.21)                                            $     0.80
                                                 ==========                                            ==========
Income (loss) per share-Diluted:
   Continuing operations                         $   (0.21)                                            $     0.79
                                                 ==========                                            ==========
Shares used in calculating basic
     earnings (loss) per share                       8,913                                                  8,913
                                                 ==========                                            ==========

Shares used in calculating diluted earnings
     (loss) per share                                 8,913                                                 9,006
                                                 ==========                                            ==========


 The accompanying Notes to Unaudited Pro Forma Consolidated Financial Information are an integral part of these statements.

                           COLLAGEN AESTHETICS, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


    The pro forma information presented is theoretical in nature and not necessarily indicative of the future results of operations or financial position of Collagen Aesthetics, Inc. ("Collagen") or the results of operations and financial position which would have resulted had Cohesion Technologies, Inc. ("Cohesion") been a stand-alone company during the periods presented. The pro forma financial information reflects activities under the Collagraft Supply Agreement and the Research and Development Agreement between Collagen and Cohesion.

    Pro forma Spinoff adjustments under the column "Spinoff Adjustments" reflect the separation of Cohesion and Collagen as if such separation had occurred as of June 30, 1998, for purposes of the balance sheet and as of July 1, 1997, for the purposes of the statement.

PRO FORMA BALANCE SHEET ADJUSTMENTS

1.   STOCKHOLDERS' EQUITY

    This adjustment had been made as if the Spinoff had occurred as of June 30, 1998.

Pro Forma Statement of Operations Adjustments

2.   PRODUCT SALES AND COST OF SALES

    These adjustments have been made to reflect the pricing under the Supply Agreements between Cohesion and Collagen as if such prospective arrangements had been in place during the periods presented.

3.   RESEARCH AND DEVELOPMENT

    This adjustment has been made to research and development expense to reflect the reimbursement of project costs under the Recombinant Technology and Development License Agreement between Cohesion and Collagen as if such prospective arrangements had been in place during the periods presented.

4.   INCOME TAXES

    This adjustment reflects the necessary change in the income tax provision that would occur if the Spinoff had occurred on July 1, 1997, considering all pro forma adjustments, (currently $367).



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               COLLAGEN AESTHETICS, INC.
                               (Registrant)



Date:  November 2, 1998         By: /s/ Gary S. Petersmeyer
                                   -------------------------------------------
                                   Gary S. Petersmeyer (President and Chief
                                   Executive Officer)